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                                                                   EXHIBIT 10.14

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR QUALIFIED UNDER ANY STATE SECURITIES LAW IN RELIANCE UPON EXEMPTIONS THEREFROM. THE SECURITIES MAY BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED TO BE SO TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION SHALL NOT VIOLATE ANY FEDERAL OR STATE SECURITIES LAWS.

                          COMPUTER MOTION, INCORPORATED

                          PURCHASER REPRESENTATION AND
                             SUBSCRIPTION AGREEMENT
                          SERIES E PREFERRED STOCK AND
                        WARRANTS TO PURCHASE COMMON STOCK

      1. SUBSCRIPTION. _________________________ ("Subscriber") hereby irrevocably agrees to purchase, on the terms and conditions described herein, _________________ (___________) shares of Series E Preferred Stock (the "Shares") of COMPUTER MOTION, INCORPORATED (the "Company") and warrants to purchase ________________________ (___________) [one warrant for each Share]
shares of Common Stock of the Company, in the form attached as Exhibit A hereto (the "Warrants").

      2. PURCHASE PRICE. The purchase price for the shares is Five Dollars ($5.00) per Share and $.01 per Warrant, which is payable in full by delivery herewith of a check made payable to the order of COMPUTER MOTION, INCORPORATED.

      3. SPECIAL EXCHANGE RIGHT. In the event the Company completes a subsequent financing of capital stock (other than additional sales of Series E Preferred Stock), the Subscriber shall have thirty (30) days after receipt of the Company's notice of such fact to elect to exchange all of the Shares of Series E Preferred Stock issued hereunder for the number of shares of such additional capital stock and other securities issued in connection with such capital stock, if any, as could have been purchased with the aggregate purchase price of Series E Preferred Stock hereunder (deemed to be $5.00 per share) at the purchase price of such additional capital stock in such subsequent financing. Such right of exchange shall apply to all subsequent financings of capital stock; provided, however, that such right expires at the earlier of such time as the Company has raised an aggregate of $3,700,000 in one or more equity financings (excluding proceeds from sales of Series E Preferred Stock) or the closing of a public offering of capital stock by the Company.

      4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Subscriber as follows:


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           (a) Organization, Good Standing and Qualification. The Company is a
corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as currently conducted and proposed to be conducted in the Business Plan of the Company heretofore furnished to the Subscriber ("Business Plan").

           (b) Capitalization and Voting Rights. The authorized capital of the Company consists or will consist prior to the issuance of the Shares of:

                (i) Common Stock. 25,000,000 shares of common stock ("Common Stock"), have been authorized for issuance, of which 3,284,294 shares are issued and outstanding.

                (ii) Preferred Stock. 50,000,000 shares of preferred stock ("Preferred Stock"), of which 815,000 are designated as Series A Preferred Stock, 815,000 of which are outstanding; 5,000,000 are designated as Series B Preferred Stock, 1,130,667 of which are outstanding; 3,000,000 are designated as Series C Preferred Stock, 740,256 of which are outstanding; 1,052,632 are designated as Series D Preferred Stock, 1,052,632 of which are outstanding; and 600,000 are designated as Series E Preferred Stock, none of which are outstanding.

                (iii) Options and Warrants. Options for 1,822,250 shares of Common Stock and Warrants for 2,352,635 shares of Common Stock are currently outstanding.

           (c) Future Financing. As an inducement to Subscriber to enter into this Agreement and purchase the Shares hereunder, the Company represents and warrants that it will use its good faith efforts to raise $3,700,000 in equity financing(s) (excluding proceeds from sale of Series E Preferred Stock) within 120 days of the date hereof.

           (d) Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Shares and Warrants being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

           (e) Valid Issuance of Stock. The Shares which are being purchased by the Subscriber hereunder, and the shares of Common Stock when issued on exercise of the Warrants, when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable federal and state securities laws.


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           (f) Governmental Consents. No consent, approval, order or
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings required under applicable securities laws, all of which will be effected after the sale of the Shares and Warrants hereunder.

           (g) Litigation. There is no action, suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company.

           (h) Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

           (i) Business Plan. The Business Plan of the Company has been prepared in good faith by the Company and does not contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements made therein not misleading, except that with respect to projections contained in the Business Plan, the Company represents only that such projections were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections.

      5. REPRESENTATIONS OF SUBSCRIBER. The Subscriber hereby represents and warrants that:

           (a) The Subscriber is capable of bearing the economic risks of this investment, including the possible loss of the entire investment;

           (b) The Shares, the Warrants and the shares issuable upon exercise thereof are being acquired for investment only and for the Subscriber's own account and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling any of the shares;

           (c) The Subscriber understands that the Shares, the Warrants and the shares issuable upon exercise thereof have not been qualified under the California Corporate Securities Law of 1968, as amended, (the "Law") or any other applicable state securities laws and that the Shares, the Warrants and the shares issuable upon exercise thereof have not been registered under the Securities Act of 1933, as amended, (the "Act"), and are being offered and sold pursuant to exemptions thereunder, and that in this connection the Company is relying on the Subscriber's representations set forth in this Subscription Agreement;


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           (d) The Subscriber understands and agrees that the Shares, the
Warrants and the shares issuable upon exercise thereof may not be offered or transferred in any manner unless (i) the Shares are subsequently registered under the Act and any applicable state securities laws, or (ii) an opinion of counsel satisfactory to the Company has been rendered stating that such offer or transfer will not violate any applicable federal or state securities laws, or
(iii) such sale is made in compliance with all of the requirements of Rule 144 promulgated by the Securities and Exchange Commission under the Act;

           (e) The Subscriber understands and agrees that in addition to any other restrictive legend which may be imposed on the certificate, the certificate evidencing said shares will bear the following legend:

           THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO SEC RULE 144 OR THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT.

           (f) The representations which Subscriber has made herein are true and correct on the date hereof and the Subscriber understands that the Company will be relying on representations made herein in determining whether the offering is exempt from registration under Act and under applicable state securities laws; should any such information change prior to the issuance of the shares to Subscriber, Subscriber agrees to immediately provide the Company with a written notice setting forth the corrected information;

           (g) By executing this Subscription Agreement, the Subscriber hereby acknowledges receipt of all such information as the Subscriber deems necessary and appropriate to enable the Subscriber to evaluate the merits and risks in acquiring the Shares and the Warrants. The Subscriber acknowledges receipt of satisfactory and complete information covering the business and financial condition of the Company, including the opportunity to obtain information regarding the Company's financial status, in response to all inquiries in respect thereof;

           (h) The Subscriber has been furnished with the materials relating to the Company and the offering of the Shares and the Warrants which they have requested, and has been afforded the opportunity to make inquiries concerning the Company and such matters as the Subscriber has deemed


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necessary, and has further been afforded the opportunity to obtain any additional information required by the Subscriber to the extent the Company possesses such information or could acquire it without unreasonable effort or expense;

           (i) The Subscriber has substantial means of providing for his or her current needs and personal contingencies and has no need for liquidity in this investment;

           (j) The Subscriber has determined that the Shares and the Warrants are a suitable investment for him or her and that he or she could bear a complete loss of his or her entire investment;

           (k) The Subscriber has relied on his or her own tax and legal advisor and his or her own investment counselor with respect to the income tax and investment considerations of a purchase of the Shares;

           (l) The Subscriber is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect, as set forth on Exhibit A attached hereto.

           (m) The Subscriber did not learn of the offering described herein through any general advertising or other literature, and he or she and/or his or her Purchaser Representative have relied only on the information furnished or made available to them by the Company described in subparagraph 3(g) above;

           (n) If the Subscriber is a corporation, partnership, trust or other entity, it is authorized and qualified to purchase the Shares and the Warrants; the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so; and this Agreement represents a valid, binding and enforceable agreement of the Subscriber;

           (o) No representations or warranties have been made to the Subscriber by the Company, its officers, directors or shareholders or any persons acting on behalf of the Company, or any affiliates of any of them, other than the representations set forth herein and in the information provided by the Company; and

           (p) The foregoing representations, warranties and agreements of the Subscriber shall survive the sale and issuance of the Shares and the Warrants to the Subscriber.

      6. ACCEPTANCE. Subscriber hereby confirms his or her understanding that the Company has full and absolute discretion to accept or reject this subscription in whole. In the case of rejection of this subscription, the total subscription funds of the Subscriber will be promptly returned to him or her without interest. Subscriber further understands that the offering may be terminated by the Company at any time. In the event of termination prior to acceptance of Subscriber's subscription, Subscriber's funds will be returned to him or her without interest.

      7. REGISTRATION RIGHTS. The shares of Common Stock issuable on conversion of the


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Shares and exercise of the Warrants are subject to registration pursuant to
Amendment No. 2 to Registration Agreement dated September __, 1996.

           8. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

           9. ASSIGNABILITY. This Agreement is not transferable or assignable by the Subscriber.

           10. OWNERSHIP OF SHARES AND WARRANTS. Please print the name and address of each person in whose name the Shares and the Warrants are to be registered.


(1)   Name
           ---------------------------------------------------------------------
                First                Middle                    Last

           ---------------------------------------------------------------------
                               Street Address

           ---------------------------------------------------------------------
                City                 State                     Zip Code

           Social Security or Tax I.D.  No.
                                           -------------------------------------

(2)   Name
           ---------------------------------------------------------------------
                First                Middle                    Last

           ---------------------------------------------------------------------
                               Street Address

           ---------------------------------------------------------------------
                City                 State                     Zip Code

           Social Security or Tax I.D.  No.
                                           -------------------------------------


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      11. TITLE TO SHARES AND WARRANTS. Please indicate by check mark below the manner in which title to the shares is to be held:

      ___Community Property          ___Individual

      ___Joint Tenancy               ___Trust

      ___Tenancy in Common           ___Company

      ___Separate Property           ___Other (please indicate)

      ___As Custodian For

      ___under Uniform Gift to Minors Act

      12. SIGNATURE. Each person in whose name the shares are to be registered must sign in the space provided below.

      IN WITNESS WHEREOF, the undersigned executes and agrees to be bound by this Subscription Agreement on the date indicated below.


Dated this___ day of September, 1996.

                                          --------------------------------------
                                          Print Name of Individual(s),
                                          Corporation, Company or Trust (Plan)
                                          which is (are) subscribing


------------------------------------      --------------------------------------
Number of Shares Subscribed For           Signature (if signing on behalf of a
                                          Corporation, Company or Trust,
                                          including a Plan, state capacity in
                                          which you are signing)


-----------------------------------
Number of Warrants Subscribed For

                                          --------------------------------------
                                          Print Name of Person Signing


$ [$5.00 per Share, $.01 per Warrant]
------------------------------------      --------------------------------------
 Amount Paid Upon Subscription            Signature of Co-Investor (if any,
                                          including the Subscriber's spouse,
                                          Co-Tenant or Co-Trustee


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                                          --------------------------------------
                                          Print Name of Co-Investor (if any,
                                          including the Subscriber's spouse,
                                          Co-Tenant or Co-Trustee



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                                    EXHIBIT A

                               ACCREDITED INVESTOR

      Accredited Investor. Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

      13. Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

      14. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

      15. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

      16. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

      17. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

      18. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

      19. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in
           Section 230.506(b)(2)(ii); and


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      20.  Any entity in which all of the equity owners are accredited investors.